                                                                      EXHIBIT 17

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of November, 2001.


                                            By: /s/ Robert P. Condon
                                               ----------------------------
                                               Robert P. Condon
                                               Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series II, does hereby constitute and appoint Robert T. Condon, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of November, 2001.


                                        By: /s/ William F. Devin
                                           ---------------------
                                           William F. Devin
                                           Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of November, 2001.



                                        By: /s/ Peter A. Harbeck
                                           ---------------------
                                           Peter A. Harbeck
                                           Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of November, 2001.



                                          By: /s/ Kenneth J. Lavery
                                             -----------------------
                                             Kenneth J. Lavery
                                             Director